Goldman Sachs Trust

Class A Shares, Class B Shares, Class C Shares,
Institutional Shares, Service Shares, Class R Shares and
Class IR Shares of the
Goldman Sachs Structured Large Cap Value Fund (the “Fund”)

Supplement dated April 21, 2010 to the
Prospectus dated February 26, 2010 (the “Prospectus”)

The following replaces the Annual Fund Operating Expenses chart under Fees and Expenses of the Fund:

	Class A	Class B	Class C	Institutional	Service	Class R	Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	0.50%	None
Other Expenses	0.25%	0.25%	0.25%	0.10%	0.60%	0.25%	0.25%
Service Fees	None	None	None	None	0.25%	None	None
Shareholder Administration Fees	None	None	None	None	0.25%	None	None
All Other Expenses	0.25%	0.25%	0.25%	0.10%	0.10%	0.25%	0.25%

Total Fund Operating Expenses	1.10%	1.85%	1.85%	0.70%	1.20%	1.35%	0.85%
Fee Waiver and Expense Limitation[2]	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%

Total Annual Fund Operating Expenses After Expense Limitation	0.95%	1.70%	1.70%	0.55%	1.05%	1.20%	0.70%

This Supplement should be retained with the Prospectus for future reference.

SLCVFEESTK 4-10